SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 9, 2004


                          Sutter Holding Company, Inc.

             (Exact name of registrant as specified in its charter)



          Delaware                     1-15733                  59-2651232
       (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)            Identification No.)


                           150 Post Street, Suite 405
                         San Francisco, California 94108

               (Address of principal executive offices) (zip code)

                                 (415) 788-1441
                         (Registrant's telephone number,
                              including area code)



         (Former name or former address, if changed since last report.)

Item 5.       Other Events and Regulation FD Disclosure


The Registrant announced the appointment of Peter Seidenberg to Sutter's Board of Directors as its Audit Committee Chairman and issued the attached press release.



Item 7.           Financial Statements and Exhibits

(3)      Exhibits

Item No.    Description

99.1        Press Release







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: January 9, 2004            SUTTER HOLDING COMPANY, INC

                                  By: s/ ROBERT E. DIXON
                                      ------------------
                                      Robert E. Dixon,
                                      Co-Chief Executive Officer














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